Shenzhen Administration for Industry & Commerce, People’s Republic of China

Corporation Information

Name of Corporation:                          Shenzhen Xin Kai Yuan Info Consult Co. Ltd

Registration #:                                      4403012134123

Address:                                                Room 1131, XianKeJiDian Building, BaGuaSi Road Futian District

Shenzhen City, China 518029

Telephone #:                                         83920095

 Authorized Representative:               Zhang, Deng

Director:                                                 Zhang, Deng

Board Representative:                         Zhang, Deng

Supervisor:                                            Liu, Yi Ming

Registered Capital:                               ￥1,000,000

Type of Entity:                                      Corporation

Scope of Business:
Information search engine, foreign language translation, investment consulting, corporation image consulting,  image designing, digital network service, online market research, online promotion and advertising services, and query searches for both individuals and businesses

Year of Incorporation:	February 24, 2004

Authorization Date:	November 23, 2004

Operating Period:	From February 24, 2004 to February 24, 2024

Annual Audit

Information:	Fiscal Year 2006

Name of Shareholder:	Shenzhen DingYi Investment Consulting Company Co., Ltd

Investment Amount: ￥700,000	Investment Ratio: 70%

Name of Shareholder:	Lian, Hai Bin

Investment Amount: ￥200,000	Investment Ratio: 20%

Name of Shareholder:	Liu, Yi Ming

Investment Amount: ￥100,000	Investment Ratio: 10%

(This information is for reference only.  It cannot be used as basis for business operation)

The above information is provided by

Shenzhen Administration for Industry & Commerce

October 17, 2008

(with Official Seal )

深圳市工商物价信息中心

核准内资有限责任公司注册登记的有关资料

企业名称： 深圳市新开元信息咨询有限公司

注 册 号： 4403012134123

地　　址： 深圳市福田区八卦四路先科机电大厦1131房（邮政编码：518029）

电　　话： 83920095

法定代表人： 张灯

总经理： 张灯

董事成员： 张灯

监事成员： 刘义明

注册资本： 人民币 100万元

企业类型： 有限责任公司

经营范围： 信息咨询、外语翻译、家政服务、投资策划、企业形象策划、计算机软硬件的技术开发、电子及网络技术的开发、平面设计。（以上均不含限制项目）。

成立日期： 二〇〇四年二月二十四日

核准日期： 二〇〇四年十一月二十三日

经营期限： 自 二〇〇四年二月二十四日 至 二〇二四年二月二十四日

年检情况： 2006年度已年检

备注：

股东名称：深圳市鼎益投资顾问有限公司 出资额：70万元 出资比例：70%

股东名称：练海斌 出资额：20万元 出资比例：20%

股东名称：刘义明 出资额：10万元 出资比例：10%

（本资料仅供参考，不得作为经营凭证。）

以上资料由深圳市工商物价信息中心提供

二〇〇八年十月十七日

深圳市工商物价信息中心 咨询证明专用章 (3)

企业注册资料查询专用纸